UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

MOUNTAIN HIGH ACQUISITIONS CORP.

COLORADO	333-175825	27-3515499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

4350 Executive Drive, Suite 200

San Diego,CA 92121

(760) 413-3927

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230,405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Effective May 17,2021, Mountain High Acquisitions Corp, (the “Company”), GPS Associates, Inc. (“GPS”) and Trilogy Capital (Trilogy”) entered into a Rescission Agreement (the “Rescission Agreement”) pursuant to which the parties thereto agreed to rescind and cancel that certain Exchange Agreement dated May 8,2020 (the “Exchange Agreeement”). Under the Exchange Agreement, the Company acquired all of the capital stock of GPS (the “GPS Shares”) from Trilogy, its then sole shareholder, in exchange for 215,250,000 restricted shares of the Company’s Common Stock (the “Company Shares”). Pursuant to the Rescission Agreement Trilogy surrendered or caused the surrender for cancellation of the Company Shares, and the Company returned to Trilogy and/or its designee the GPS Shares. The Rescission Agreement was entered into because the books and records of GPS were so deficient that the Company was unable to generate financial statements of GPS with the result that the Company in turn was unable to comply with its reporting obligations under the Securities Exchange Act of 1934 and became delinquent in its filings with the Securities and Exchange Commission . Under the Exchange Agreement, Trilogy agreed to convert an aggregate amount of $194,000 representing advances to the Company by Trilogy. into 19,400,000 restricted shares (the “Conversion Shares”).

The foregoing summary of the Rescission Agreement is qualified in its entirety by reference to the full text of the Rescission Agreement, a copy of which is filed as Exhibit 10.01 to this Current Repport on Form 8-K and is incorporated by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure in Item 1.01 The Company disposed of all of the GPS Shares pursuant to the Rescission Agreement to the effect that the Company was never deemed to be the owner of the GPS Shares..

ITEM 3.02 Unregistered Sales of Equity Securities

Reference is made to Items 1.01. Pursuant to the Rescission Agreement, the Company issued to Trilogy the Conversion Shares. All such shares were issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Such reliance was based on the fact that the issuance of such shares did not involve a public offering.

ITEM 9.01 Financial Statements And Exhibits

(d)

Exhibits:	Document Description:

10.01	Rescission Agreement dated as of May 13, 2021 among the Company, GPS and Trilogy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2021	MOUNTAIN HIGH ACQUISITIONS CORP. By: /s/ Raymond Watt Raymond Watt, Chief Executive Officer